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                            REGCO 3(a)(1) STRUCTURE



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                                                             Regco
                                                           Texas Corp.

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     Texas Genco                REI Holdings                Entex            Arkla LDC operations in           Minnegasco
    Holdings LLC                Delaware LLC           (formerly RERC)        Arkansas, Louisiana &         LDC operations
                                                     becomes Texas corp.           Mississippi               in Minnesota

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     Genco LP                   REI Holdings
     Texas LP                   Texas corp.               Pipelines
Will convert to a               T&D utility               No change
Texas corp. in 2002

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